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                                                                    Exhibit 99.1


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DISTRICT COURT, CITY AND COUNTY OF
DENVER, COLORADO
1437 Bannock Street
Denver, Colorado 80202




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PLAINTIFF:  Douglas W. Heins, on behalf of himself and all
others similarly situated

DEFENDANTS:  Metretek Technologies, Inc.; Marcum
Midstream 1997-1 Business Trust; Marcum Midstream-
Farstad, LLC; Marcum Gas Transmission, Inc.; Marcum
Capital Resources, Inc.; Farstad Gas and Oil, LLC;
Farstad Oil, Inc.; W. Phillip Marcum; Richard M. Wanger;        [ ] COURT USE ONLY [ ]
Jeff Farstad and Daniel J. Packard

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                                                                Case No.: 01-CV-0026

                                                                Courtroom.: 2
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   ORDER GRANTING FINAL APPROVAL OF THE PARTIAL SETTLEMENT AND APPROVING ATTORNEYS FEES AND
                                   EXPENSE REIMBURSEMENTS
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

         The Representative Plaintiff and Settling Defendants, by and through their respective counsel of record in the Litigation, have entered into a proposed settlement of the Litigation (the "Settlement"). The Stipulation of Settlement dated March 2, 2004 (the "Settlement Agreement"), together with the documents incorporated therein, set forth the terms and conditions for the proposed Settlement and the partial dismissal of the Litigation with prejudice. (Unless otherwise indicated all defined terms have the meaning set forth in the Settlement Agreement).

         On April 15, 2004 the Court preliminarily approved the Settlement and directed that a Class Notice be mailed to all Class Members that provided them with notice and information about: (a) the terms of the Settlement, (b) the requested attorneys fees, and


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

(c) how to object to the Settlement and/or attorneys fees. The Class Notice was mailed out by Class Counsel on April 16, 2004.

         No objections have been received from any Class Member regarding any aspect of the Settlement or attorneys fees.

         In Colorado, a class action cannot be settled without the approval of the court. C.R.C.P. 23(e) provides that "[a] class action shall not be dismissed or compromised without the approval of the court, and notice of the proposed dismissal or compromise shall be given to all members of the class in such manner as the court directs." The standard for approval is whether the Settlement is fundamentally fair, adequate and reasonable. Helen G. Bonfils Foundation v. Denver Post Employees Stock Trust, 674 P.2d 997, 998 (Colo.App.
1983). In making the determination that the Settlement is fair, adequate and reasonable the Court considered, among other things, the following eight factors, all of which were addressed in the Plaintiff's Brief In Support Of Motion For Final Approval Of Partial Class Action Settlement: [1] the strength of plaintiffs' case; [2] the risk, expense, complexity, and likely duration of further litigation; [3] the risk of maintaining class action status throughout the trial; [4] the amount offered in settlement; [5] the extent of discovery completed, and the stage of the proceedings; [6] the experience and views of counsel; [7] the presence of a governmental participant; and [8] the reaction of the class members to the proposed settlement. These factors are all relevant to the determination of fairness, adequacy and reasonableness. Bonfils, 674 P.2d at 998.

         In Colorado fee awards must be reasonable. Tallitsch v. Child Support Services, Inc., 926 P.2d 143, 147 (Colo.App. 1996). In making the determination that the attorneys


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

fees and expense reimbursements requested by Class Counsel and set forth in the Class Notice were reasonable the Court considered, among other things, the factors set forth in Rule 1.5(a) of the Rules of Professional Conduct, all of which were addressed in Class Counsels' Application For An Award Of Attorneys' Fees And Costs.

         In accordance with C.R.C.P. 23(e) and Rule 1.5(a) of the Rules of Professional Conduct, the Court, having read and considered the Settlement Agreement and the exhibits thereto, Plaintiff's Brief In Support Of Motion For Final Approval Of Partial Class Action Settlement, Class Counsels' Application For An Award Of Attorneys' Fees And Costs, the affidavits of Class Counsel filed in connection with the final approval hearing, and having heard from the Settling Parties and given due consideration hereby orders:

         This Court finds that the Settlement before it and the transactions contemplated thereby are fair, adequate, and reasonable to the Class Members, and are in good faith and the product of non-collusive arms-length bargaining between experienced counsel representing all Settling Parties.

         Metretek is designated and approved as the "administrator" of the Settlement Fund as such term is used in Treasury Regulation ss.1.468B-2(k)(3),
(b).

         Upon the occurrence of the Effective Date as set forth in the
Stipulation: (a) the Settlement Fund shall be established and funded as provided in Treasury Regulation ss.1.468B-1(c)(1) and all payments to Class Members pursuant to the Settlement Agreement shall be made; (b) each and every cause of action and claim set forth in the Complaint shall be dismissed on the merits as to all Settling Defendants and Jeff Farstad in his capacity as trustee of the Trust and with prejudice as to all Class Members; (c) all


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claims, rights, demands and causes of action that have been or might have been asserted therein shall be extinguished and discharged as to the Settling Defendants and Jeff Farstad in his capacity as trustee of the Trust; (d) the Representative Plaintiff and Class Members, as well as their predecessors, successors and assigns, shall be barred from asserting the Released Claims against the Released Persons; and (e) all Released Persons shall be released from the Released Claims.

         Pending the occurrence of the Effective Date, neither the Representative Plaintiff, nor any Class Member, either directly, representatively, derivatively or in any other capacity shall commence or prosecute any action or proceeding in any court or tribunal asserting any of the Released Claims against the Released Persons;

         The Court reserves jurisdiction over all matters relating to the administration and consummation of the Settlement provided in the Settlement Agreement;

         All Settling Parties shall bear their own attorneys' fees, costs and expenses.

         Class Counsel are awarded a reasonable fee equal to 33% of both the initial payment of $2.75 Million and all payments under the Metretek Note as and when the Class Members are paid. In addition to the attorneys' fees, from initial payment of $2.75 Million, Class Counsel shall be reimbursed for all of their current expenses of litigation not to exceed $50,000. Class Counsel may pay out of their own fee (not as an expense reimbursement) $5,000 to the Representative Plaintiff for his service to date.

         There is no just reason for delay in the entry of this Order and final judgment and immediate entry by the Clerk of the Court is expressly directed pursuant to Rule 54 of the Colorado Rules of Civil Procedure. Without affecting the finality of the judgment, the Court reserves exclusive and continuing jurisdiction and exclusive venue with respect to


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the consummation, implementation, enforcement, construction, interpretation, performance and administration of the Settlement Agreement and judgment.

Dated this 11th Day of June, 2004
                                                     BY THE COURT:


                                                     -----------------------
                                                     District Court Judge





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